InvestEd Portfolios

Supplement dated December 16, 2014 to the

InvestEd Portfolios Prospectus

dated April 30, 2014

and as supplemented May 15, 2014

The following replaces the first paragraph of the “Investment Objectives, Principal Strategies, Other Investments and Risks of the Underlying Funds — Waddell & Reed Advisors International Growth Fund” section on page 25:

Waddell & Reed Advisors International Growth Fund seeks to achieve its objective of seeking to provide growth of capital by investing primarily in a diversified portfolio of common stocks of growth-oriented U.S. and foreign companies that WRIMCO believes are competitively well-positioned, gaining market share, have the potential for long-term growth and/or operate in regions or countries that WRIMCO believes possess attractive growth characteristics. Growth securities are those whose earnings, WRIMCO believes, are likely to have strong growth over several years. The fund primarily invests in issuers of developed countries, including the U.S., although the fund has the ability to invest in issuers domiciled in or doing business in any country or region around the globe, including emerging markets. While the fund primarily invests in securities issued by large capitalization companies (typically, companies with market capitalizations of at least $10 billion at the time of acquisition), it may invest in securities issued by companies of any size and in any geographic area and within various sectors. Many companies have diverse operations, with products or services in foreign markets. Therefore, the fund may have an indirect exposure to additional foreign markets through investments in these companies. There is no guarantee, however, that the fund will achieve its investment objective. Under normal circumstances, the Fund invests at least 40% (or, if the portfolio manager deems it warranted by market conditions, at least 30%) of its total assets in foreign securities. The fund may invest up to 100% of its total assets in foreign securities. Under normal circumstances, the Fund will allocate its assets among at least three different countries (one of which may be the United States).

In addition, effective January 1, 2015, the Prospectus is amended to reflect that the name of Waddell & Reed Advisors International Growth Fund has changed to Waddell & Reed Advisors Global Growth Fund.

Supplement	Prospectus	1